UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2005

BEAR STEARNS ASSET BACKED SECURITIES I LLC

(Exact name of registrant as specified in its charter)

Delaware	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The audited financial statements of CIFG Assurance North America, Inc. and the audited consolidated financial statements of CIFG Guaranty are incorporated by reference in this prospectus supplement, the prospectus and the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting. The financial statements of CIFG Assurance North America, Inc. and CIFG Guaranty, including the respective notes thereto, as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the unaudited interim financial statements of CIFG as of June 30, 2005 and for the six-month period ended June 30, 2005, are attached hereto as Exhibit 99.1.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
99.1

The financial statements of CIFG Assurance North America, Inc. and CIFG Guaranty, including the respective notes thereto, as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the unaudited interim financial statements of CIFG as of June 30, 2005 and for the six-month period ended June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: September 29, 2005

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99.1	Financial reports	6